UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2026

Westlake Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WLK	The New York Stock Exchange
1.625% Senior Notes due 2029	WLK29	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported in Westlake Corporation’s (the “Company” or “Westlake”) periodic filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company and other manufacturers of polyvinyl chloride (PVC) pipe and fittings have been named as defendants in ten putative class action civil lawsuits filed in Illinois between August 2024 and June 2025 (the “PVC Pipe Antitrust Litigation”), which generally allege that PVC pipe and fittings manufacturers conspired with each other and an industry publication (OPIS) to fix, raise, maintain and stabilize the prices of PVC pipe and fittings in the United States, resulting in the plaintiffs paying artificially high prices for PVC pipe and fittings. Each of the lawsuits is filed on behalf of the respective named plaintiff or plaintiffs and a putative class comprised of either direct purchasers (the “DPPs”) or indirect purchasers of PVC pipe and fittings in the United States. On March 26, 2026, the Company and the DPPs entered into a settlement agreement (the “Settlement Agreement”) relating to the PVC Pipe Antitrust Litigation. The claims by the indirect purchaser plaintiffs in the PVC Pipe Antitrust Litigation remain pending.

On April 13, 2026, the DPPs filed a motion for preliminary approval of the Settlement Agreement. Subject to the satisfaction of certain conditions, including receipt of preliminary and final court approval of the settlement, the Company has agreed to pay $67 million to the DPP settlement class and the DPP settlement class has agreed to release Westlake from certain claims relating to the PVC Pipe Antitrust Litigation. The Settlement Agreement provides that the settlement shall not be deemed or construed to be an admission of liability or wrongdoing by any party.

Cautionary Statement About Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts, including statements regarding the terms, conditions and approval of the settlement, are forward-looking statements within the meaning of the U.S. securities laws. These forward-looking statements are subject to significant risks and uncertainties, many of which are beyond the Company’s control. Actual results could differ materially, based on factors including, but not limited to, judicial determinations and actions of DPP settlement class members. For more detailed information about the factors that could cause actual results to differ materially, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CORPORATION

Date: April 14, 2026	By:	/s/ L. BENJAMIN EDERINGTON
L. Benjamin Ederington Executive Vice President, Legal and External Affairs